UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21816
PNC Alternative Strategies Master Fund LLC
(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201
(Address of principal executive offices) (Zip code)
John M. Loder, Esq.
Ropes & Gray LLP
Prudential Tower
800 Bolyston Street
Boston, Massachusetts 02199-3600
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-239-0418
Date of fiscal year end: March 31
Date of reporting period: September 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
PNC Alternative Strategies Funds
PNC Alternative Strategies Fund LLC
PNC Alternative Strategies TEDI Fund LLC
PNC Alternative Strategies Master Fund LLC
Semi-Annual Reports
September 30, 2010

Table of Contents (Unaudited)
September 30, 2010

PNC Alternative Strategies Funds
Organizational Structure Summary (Unaudited)
Period Ended September 30, 2010
PNC Alternative Strategies Fund LLC (the “Fund”) and PNC Alternative Strategies TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Feeder Funds’ interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.
The Feeder Funds seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional “long only” small-capitalization market exposure by investing substantially all of their assets in PNC Alternative Strategies Master Fund LLC (the “Master Fund”), a closed-end, non-diversified, investment management company organized under the laws of the state of Delaware and registered under the 1940 Act, with the same investment objective as the Feeder Funds. The Feeder Funds and Master Fund are referred to collectively within as the Funds.
This form of structure is commonly referred to as a “master-feeder” structure. Within this structure, the Feeder Funds (the “Members”) invest all or substantially all of their investable assets in the Master Fund. The Feeder Funds’ investment objectives are the same as those of the Master Fund. The following diagram is intended as a simplified illustration of the master-feeder structure:

PNC Alternative Strategies Funds
Organizational Structure Summary (Continued) (Unaudited)
Period Ended September 30, 2010
The TEDI Fund is designed for investment by tax-exempt investors, including 401(k) plans and individual retirement accounts (“IRAs”) and invests substantially all of its investable assets in the Master Fund through a sole purpose intermediate entity, the PNC Alternative Strategies Cayman Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the TEDI Fund and Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. As the TEDI Fund controls substantially all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.
The Master Fund’s investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional “long only” small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds.

PNC Alternative Strategies Master Fund LLC
Master Fund Commentary (Unaudited)
September 30, 2010
Dear Members:
PNC Alternative Strategies Master Fund LLC (the “Master Fund”) returned -0.13%, net of all fees and expenses, for the six months ended September 30, 2010 (the “Reporting Period”). In comparison, the Russell 2000® Index1 advanced 0.25% for the same period.
Global equity markets broadly, including smaller-cap equities, struggled during the six months ended September 30, 2010. That said, the Reporting Period was truly a tale of two distinct quarters, as broad equity market performance shifted dramatically.
The first half of the Reporting Period was largely dominated by negative macroeconomic news flow that caused investors to flee risky assets for the safety of U.S. Treasuries, German bunds, gold and the U.S. dollar. More specifically, ballooning budget deficits, unmanageable debt levels and a stubborn employment situation had investors questioning the sustainability of the economic recovery. During these months, the equity markets declined significantly. Most Fund managers posted negative absolute returns, although in aggregate dramatically outperformed the equity market given conservative levels of average gross and net exposure2 and hedge positions that allowed them to protect capital. Not surprisingly, Fund managers that had higher levels of net long exposure in more economically-sensitive sectors underperformed and were the main source of drag on performance.
Coming out of a weak second calendar quarter, the second half of the Reporting Period began with a strong July equity market rally, followed by a sharp fall in August and then September gains for the record books. All told, the equity markets rebounded to generate double-digit gains, and most Fund managers posted positive absolute performance for the third calendar quarter. However, continued conservative levels of average gross and net exposure and hedge positions that allowed them to protect capital during the prior quarter held them back somewhat during the strong months of July and September. In aggregate, then, the Fund managers underperformed the rally in the equity markets during the third calendar quarter. Fund managers that held and added to higher beta3 long positions in the commodity and technology sectors were able to capture profits as the market rallied late in the quarter. However, notably, Fund managers as a whole significantly outperformed the equity markets in the weaker month of August, highlighting the low correlation of the overall portfolio.
For the Reporting Period overall, it was encouraging to see signs that Fund managers were able to increasingly generate stock specific alpha, or added value, from both their long and short positions. For example, while a bulk of the positive returns for the second calendar quarter were generated by short positions, a few Fund managers were able to generate flat to positive returns during the sharp sell-off late in the quarter, partly due to several long positions that generated gains. Similarly, during the third calendar quarter, a bulk of the positive returns were generated by long positions, however a few managers were able to generate flat to positive returns during the sharp sell-off in August, primarily due to short positions in technology stocks that generated gains.

Given this volatile backdrop, we are also most pleased to report that the Master Fund produced positive returns in three of the six months during the Reporting Period. The Master Fund outperformed the Russell 2000 Index on a relative basis in three of the six months during the Reporting Period and modestly outpaced the broad small-cap equity market for the Reporting Period overall.
It is important to note that the Master Fund’s standard deviation, a commonly used statistical measure of portfolio volatility and risk, remained significantly lower than that of the Russell 2000 Index for the Reporting Period. In other words, the Master Fund generated comparatively steady non-correlated monthly returns throughout a semi-annual period wherein the Russell 2000 Index experienced high month to month volatility. Specifically, the Master Fund had an annualized standard deviation of just 6.17% for the Reporting Period, compared to a 31.22% annualized standard deviation for the Russell 2000 Index.
Market and Economic Review
For the Reporting Period overall, the Russell 2000 Index advanced 0.25%, outpacing the S&P® 500 Index4, which declined 1.42%. Within the small-cap sector, growth stocks significantly outpaced value stocks. That said, as mentioned earlier, broad equity market performance shifted dramatically from one quarter to the next.
The U.S. equity market finished the first half of the Reporting Period on June 30, 2010 at its lowest close since October 2008. The market peaked in late April. May was then the biggest contributor to the quarter’s weak performance, followed by a struggling June. During these months, investors became somewhat skeptical of the recovery, and concerns regarding macroeconomic conditions heightened. Unemployment levels stabilized but remained persistently high. Existing and new home sales dropped following the expiration of the government home-buyer tax credit on April 30, 2010. Further, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulatory reform combined to renew concerns about global economic growth. In turn, the shift in investor sentiment led to weakness in the U.S. equity market through the end of June. While all segments of the U.S. equity market were down for the quarter, small-cap stocks, as represented by the Russell 2000 Index, held up better than large-cap stocks and only modestly trailed mid-cap stocks. Value stocks marginally outpaced growth stocks within the large-cap and mid-cap segments of the U.S. equity market during the second quarter of 2010, but growth stocks outpaced value stocks within the small-cap segment of the capitalization spectrum. For the second quarter of 2010, the Russell 2000 Index was down 9.92%, compared to the S&P 500 Index, which fell 11.43%. Losses were led by economically-sensitive sectors, such as materials, energy, financials, industrials and technology.
In dramatic contrast, the U.S. equity market finished the three months ended September 30, 2010 with the S&P 500 Index enjoying its best September performance since 1939. Such a strong end to the quarter, however, masks high volatility, with investor risk aversion fluctuating significantly. Most of the major U.S. equity indices enjoyed their best gains in a year during July due in large part to markets globally stabilizing. Then, in August, fears of a double-dip recession dominated, and jobs data indicated there may be some waning momentum in the U.S. labor market. The U.S. equity market declined sharply. The equity market rally that continued through the end of September began just before Labor Day. The rally was supported by data indicating a re-acceleration of the

U.S. economy following reports of downward GDP revisions for the second quarter, and a soft landing for the Chinese economy at a rather high level of GDP growth quelled concerns about global demand. Statements by the Federal Reserve (the Fed) regarding further quantitative easing measures and numerous industry conferences reporting corporate profitability in line with consensus estimates drove the September rally as well. Even with such volatility, it was the best quarterly performance for the U.S. equity market since the third quarter of 2009. While all segments of the U.S. equity market were up for the quarter, mid-cap stocks advanced most, and small-cap stocks matched their large-cap peers. Growth stocks materially outperformed value stocks across the capitalization spectrum during the third quarter of 2010. Both the Russell 2000 Index and the S&P 500 Index gained 11.29% for the quarter. Gains were led by economically-sensitive sectors, such as materials, energy, industrials and consumer discretionary. There was also a material decline in stock level correlation throughout the quarter, which generally creates a more favorable environment for bottom-up stock pickers.
Master Fund Review
During the Reporting Period, Robeco Investment Management, Inc. maintained its goal of increasing portfolio risk to be consistent with the Master Fund’s stated objectives and refined both sub-fund manager and hedge fund strategy diversification so that no one manager or strategy may dominate performance. The Master Fund’s assets continued to be invested primarily with managers focusing on smaller companies, typically less than $5 billion in capitalization.
As of September 30, 2010, there were 11 managers in the Master Fund, as we fully redeemed two of the Master Fund’s 12 managers and added one manager. Of the 11 hedge funds in the Master Fund at the end of September 2010, seven generated positive returns during the Reporting Period. Of the two redeemed funds, each of whom contributed to returns during the Reporting Period, one generated positive returns and one generated negative returns.
Given the streamlined emphasis of the Master Fund on various long/short equity strategies with only a modest percentage of assets remaining in event-driven strategies, we take this opportunity to focus on a brief review of each of the managers in the Master Fund at the end of the Reporting Period.
Addison Clark Fund. L.P. (“Addison Clark”) is a proven, successful, controlled long-biased fund that should help maintain exposure to equity market upside. While Addison Clark did not have a meaningful impact on Master Fund results during the second calendar quarter, it was one of the Master Fund’s top performers during the third calendar quarter. Most of its gains were generated in July, as core long positions in select gaming stocks reported better than expected results and traded up sharply. This long-biased manager was also able to preserve capital well during the sell-off in August, as a core long position in a fertilizer company rallied on news of mergers and acquisitions in the sector.
Altima Global Special Situations Fund, L.P. (“Altima”) is a catalyst-driven fund within the Master Fund’s event-driven strategy. However, with only a modest allocation of the Master Fund’s total net assets, it did not have a meaningful impact on results during the Reporting Period.
Cadian Fund, L.P. (“Cadian”) is a variable exposure long/short equity fund. Cadian was one of the Master Fund’s top performers throughout the Reporting Period. Its gains during the second calendar quarter were driven by a particularly strong advance in April when company-specific events in both long and short positions added value. Its biggest winner among its long positions was a financial services company, which rallied as it benefited from reports of a new Chief Executive Officer. Among its short positions, a core consumer discretionary holding added value after its shares dropped on the back of a weak earnings outlook. During the third calendar quarter, September was Cadian’s best month driven by long positions that rallied. At that time, a core information technology sector holding was Cadian’s best-performing long position. The consumer discretionary short position continued to generate profits for the fund in the third calendar quarter after news hit that the company was being investigated for improper revenue recognition.
Clovis Capital Partners Institutional, L.P. (“Clovis”) is a long-biased long/short equity fund, and, not surprisingly given the volatility of the equity markets, generated mixed results during the Reporting Period. During the second calendar quarter, Clovis was one of the Master Fund’s primary detractors. Long positions in the industrials and health care sectors were the biggest drags on performance. Clovis’ short portfolio was not able to protect capital, as the manager cut some economically-sensitive positions that rallied sharply early in the quarter and were not in place during the market sell-off. Conversely, Clovis was one of the Master Fund’s top performers during the third calendar quarter, as the manager held on to some high conviction names that had detracted from performance in the quarter prior. Health care was the best performing sector for the fund during these months, with several big winners. A long position in a consulting company, which was bid for during the quarter, was also a strong performer for the Master Fund.
Cobalt Partners, L.P. (“Cobalt”) is a variable exposure long/short equity fund that employs a research-driven, fundamentally-oriented value strategy. Cobalt was one of the Master Fund’s primary detractors during the second calendar quarter, with its losses primarily due to net long exposure to commodity-related stocks that sold off hard on concerns about slowing global economic growth. Among its short positions, Cobalt had decent gains in the housing, materials and energy industries, but not enough to offset losses on the long side. Cobalt did not have a material impact on the Master Fund’s results during the third calendar quarter.
Criterion Horizons Fund, L.P. (“Horizons”), which uses a variable exposure long/short equity strategy, was a new addition to the Master Fund during the third calendar quarter and one of the Master Fund’s top performers. Horizon’s strong returns were led by gains from short positions that were particularly profitable in August. Short positions in the LED, semiconductor and online education industries contributed most. On the long side, a core position in a Chinese information technology company was an especially strong performer.
Harvest Small Cap Partners Qualified L.P. (“Harvest”) is a highly-hedged long/short equity fund. Harvest was a disappointing performer throughout the Reporting Period. Most of the negative attribution was due to a sizable long position in a core information technology stock, which traded down sharply during the market sell-off in August. The fund was also hurt by several high beta short positions that rallied during the third calendar quarter.
Harvey SMidCap, L.P. (“Harvey SmidCap”) is a variable exposure equity fund. Harvey SmidCap did not have a material impact on the Master Fund’s performance during the second calendar quarter. During the third calendar quarter, it generated positive absolute returns but notably underperformed the equity market rally. Its losses were primarily due to net long exposure to semiconductor stocks that sold off dramatically in August due to concerns about slowing global economic growth.
Pennant Winward Fund, L.P. (“Pennant”) is a highly-hedged long/short equity fund. It was one of the Master Fund’s primary detractors during the second calendar quarter, with its losses led by long positions in economically-sensitive companies that pulled back sharply. Large-cap technology, consumer discretionary, health care, financials and materials stocks were the main drags on its performance. Short hedge positions in exchange-traded funds (ETFs) and put spreads5 were not able to offset the losses among its long positions, as these were tactically reduced going into the month of May before the sharp sell-off. During the third calendar quarter, Pennant did not have a meaningful impact on the Master Fund’s results. However, it did formally merge with the investment advisor to Broadway Gate Onshore Fund, L.P., prompting us to fully redeem from the latter.
Perry Partners, L.P. (“Perry”) is an event-driven multi-strategy fund. It had less than 1% of the Master Fund’s net assets allocated to it throughout the Reporting Period, and thus it did not have a meaningful impact on results.
Petra Offshore Fund, L.P. (“Petra”) is a structured credit fund. We had brought the percentage of Master Fund net assets allocated to Petra down to zero during the prior fiscal year, which we maintained during the Reporting Period.
During the second calendar quarter, the Master Fund had assets allocated to Criterion Institutional Partners, L.P. (“Criterion”), which uses a highly-hedged exposure, long/short equity strategy. The fund advanced during those months, led by gains from short positions. In particular, online gaming company shorts in China, solar companies and information technology companies with exposure to Europe were among the biggest winners. We were also encouraged that the fund had several core long positions perform well. During the Reporting Period, we did fully redeem from Criterion, using the proceeds to invest in the advisor’s unconstrained fund, Criterion Horizons Fund, L.P., which, in our view, has the potential for higher levels of net exposure and returns.
We also fully redeemed from Broadway Gate Onshore Fund, L.P., which we had added earlier in the Reporting Period. As mentioned earlier, the investment advisor for this fund formally merged with Pennant during the Reporting Period. In our view, maintaining a position in the fund would expose the Master Fund to excessive operational risk under a single investment advisor.
Strategy Ahead
Our expectation that 2010 would be a strong year for bottom-up stock pickers took a bit longer to materialize than anticipated, but toward the end of the third calendar quarter, the decline in stock level correlation and volatility finally arrived. This enabled the Master Fund’s managers to gain conviction that fundamental analysis was working, and, as such, we began to see gross exposures increase and individual position sizes return to more normal ranges. In our view, such exposures should help facilitate continued non-correlated profit potential from both long and short exposures, and thus we expect the final quarter of 2010 to be better for bottom-up, fundamental stock pickers.
At the end of September 2010, the information technology sector remained the largest gross and net long exposure for the Master Fund’s portfolio, but there was a broadening out of the portfolio through increases in exposures to the health care and financials sectors. At the end of the Reporting Period, ETF hedges represented the largest net short exposure. All told, then, we believe the Master Fund was well positioned at the end of the Reporting Period to capture a larger portion of equity market upside going forward, while maintaining appropriate downside protection. The Master Fund’s mix of managers was diversified by style, with both bottom-up fundamental investors and tactical traders, and by growth vs. value. We intend, going forward, to continue to focus on adding longer-biased managers that we believe have high return potential.
We intend, of course, to continue to monitor and assess the merits of all managers and strategies employed in the Master Fund. As we seek additional managers for the Master Fund, we intend to focus on those with strong portfolio management and trading skills and those with a proven track record of successfully navigating volatile markets. We also intend to continue implementing strategies that may enhance the performance of the Master Fund while carefully examining current market cycles going forward.
Sincerely,
Robeco Investment Management, Inc.

*    The Master Fund commenced investment operations on July 1, 2006. The performance and portfolio holdings discussed herein include the past performance and portfolio holdings of a predecessor fund with the same investment objective and strategies that transferred all of its assets to the Master Fund on July 1, 2006.
Past performance is no guarantee of future results.

[1]	The Russell 2000 ® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 ® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[2]	Exposure is the extent to which a hedge fund is vulnerable to changes in a given financial market and can be measured on a net or gross basis. Gross exposure is calculated by adding the percentage of the fund’s equity invested in short sales to the percentage of its equity used for long positions. In both cases, the exposures often exceed 100% because they do not account for the use of leverage. Net exposure takes into account the benefits of offsetting long and short positions and is calculated by subtracting the percentage of the fund’s equity capital invested in short sales from the percentage of its capital used for long positions. For example, if a fund is 125% long and 50% short, its net exposure would be 75%.

[3]	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[4]	The S&P® 500 Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor’s. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure in all sectors and industries. An investor may not invest directly into the index.

[5]	A put spread is an investment strategy in which one has a long position in a put, or an option that conveys to its holder the right, but not the obligation, to sell a specific asset at a predetermined price until a certain date, while having a short position on another put on the same underlying asset with a different strike price and/or expiration date. One uses a put spread to profit from price movements in the underlying asset.

PNC Alternative Strategies Fund LLC
Financial Statements

PNC Alternative Strategies Fund LLC
Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets
Investment in Master Fund	$13,690,151
Receivable from Master Fund for tender offers	2,001,307
Receivable from Manager	124,705
Restricted cash	98,249
Prepaid expenses	2,231

Total assets	15,916,643

Liabilities
Note payable for tender offers	2,099,556
Due to Master Fund	72,715
Administration fees payable	13,303
Directors’ fees payable	1,305
Chief Compliance Officer fees payable	1,036
Deferred compensation	750
Other accrued expenses	57,749

Total liabilities	2,246,414

Net assets	$13,670,229

Members’ capital
Capital	$1,895,217
Accumulated net investment loss	(8,086,907)
Accumulated net realized gain from investments	17,493,316
Net unrealized appreciation on investments	2,368,603

Members’ capital	$13,670,229

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Fund LLC
Statement of Operations (Unaudited)
Six-Month Period Ended September 30, 2010

Net investment loss allocated from Master Fund
Dividend income	$533
Expenses	(241,726)

Net investment loss allocated from Master Fund	(241,193)

Operating expenses
Administration fees	27,410
Legal fees	24,020
Printing fees	17,548
Audit fees	13,091
Tax expense	12,403
Directors’ fees	7,731
Insurance expense	5,699
Registration fees	2,507
Chief Compliance Officer fees	1,456
Other expenses	7,757

Total operating expenses	119,622

Less:
Expense waiver/reimbursement from Manager	(193,476)

Net operating expenses	(73,854)

Net investment loss	(167,339)

Net realized and unrealized gain (loss) on investments allocated from Master Fund
Net realized gain from investments	447,200
Net change in unrealized appreciation/depreciation on investments	(249,266)

Net realized and unrealized gain on investments allocated from Master Fund	197,934

Net increase in Members’ capital from operating activities	$30,595

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Fund LLC
Statements of Changes in Members’ Capital (Unaudited)
For the year ended March 31, 2010

From operating activities

Net investment loss	$(486,552)
Net realized gain from investments	1,742,252
Net change in unrealized appreciation/depreciation on investments	1,054,762

Net increase in Members’ capital from operating activities	2,310,462

Members’ capital transactions
Cost of Interests repurchased	(10,047,547)

Net decrease in Members’ capital from capital transactions	(10,047,547)

Members’ capital

Balance at beginning of year	23,260,512

Balance at end of year	$15,523,427

For the six-month period ended September 30, 2010

From operating activities
Net investment loss	$(167,339)
Net realized gain from investments	447,200
Net change in unrealized appreciation/depreciation on investments	(249,266)

Net increase in Members’ capital from operating activities	30,595

Members’ capital transactions

Proceeds from sale of Interests	100,000
Adjustment for prior period estimated tenders *	17,514
Cost of Interests repurchased	(2,001,307)

Net decrease in Members’ capital from capital transactions	(1,883,793)

Members’ capital

Balance at beginning of period	15,523,427

Balance at end of period	$13,670,229

*	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Fund LLC
Statement of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2010

Cash flows from operating activities

Net increase in Members’ capital from operating activities	$30,595
Adjustments to reconcile net increase in Members’ capital from operating activities to net cash provided by operating activities
Purchases of investment in Master Fund	(262,187)
Proceeds from the sale of investment in Master Fund	1,983,793
Net investment loss and realized/unrealized gain on investments allocated from Master Fund	43,259
Decrease in receivable from Master Fund for tender offers	1,498,693
Decrease in restricted cash	806,506
Increase in receivable from Manager	(22,183)
Decrease in prepaid expenses	5,433
Decrease in other receivable	4,000
Increase in administration fee payable	9,553
Increase in Chief Compliance Officer fees payable	647
Increase in deferred compensation	500
Increase in directors’ fees payable	638
Increase in due to Master Fund	72,715
Increase in other accrued expenses	17,030

Net cash provided by operating activities	4,188,992

Cash flows from financing activities

Proceeds from sales of Interests	100,000
Cost of Interests repurchased	(4,306,506)
Adjustment for prior period estimated tenders	17,514

Net cash used in financing activities	(4,188,992)

Cash

Beginning of period	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Fund LLC
Financial Highlights (Unaudited)

	Six-month
	period		Year		Year		Year		Year		Year
	ended		ended		ended		ended		ended		ended
	September		March 31,		March 31,		March 31,		March 31,		March 31,
	30, 2010		2010		2009		2008		2007 *		2006
Total return before incentive fee(1)	0.38	% (2)	10.06%		(14.41%)		0.53%		7.34%		11.10%
Incentive fee	0.00	% (2)	(0.00%)		(0.00%)		(0.06%)		(0.78%)		(1.11%)

Total return after incentive fee(1)	0.38	% (2)	10.06%		(14.41%)		0.47%		6.56%		9.99%

Members’ capital, end of period (000’s)	$13,670		$15,523		$23,261		$38,660		$46,707		$51,440

Ratios to average net assets(3)

Net investment loss ratio,
before waivers and reimbursements	(4.50	%) (4)	(3.30%)		(2.87%)		(2.41%)		(3.06%)		(3.83%)
net of waivers and reimbursements	(2.09	%) (4)	(2.08%)		(1.99%)		(2.07%)		(2.65%)		(3.06%)

Expense ratio before incentive fee,
before waivers and reimbursements	4.50	% (4)	3.31%		2.97%		2.43%		2.41%		2.86%
net of waivers and reimbursements	2.09	% (4)	2.09%		2.09%		2.09%		2.00%		2.09%

Expense ratio before incentive fee, net of waivers and reimbursements	2.09	% (4)	2.09%		2.09%		2.09%		2.00%		2.09%
Incentive fee	0.00	% (2)	0.00%		0.01%		0.12%		0.76%		1.05%

Expense ratio after incentive fee, net of waivers and reimbursements	2.09	% (4)	2.09%		2.10%		2.21%		2.76%		3.14%

Portfolio turnover	10.72	% (2)(5)	30.21	% (5)	15.23	% (5)	22.16	% (5)	17.52	% (5)	21.76%

*	On July 1, 2006, the Fund converted into a feeder fund of PNC Alternative Strategies Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone Fund.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waive certain Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	The portfolio turnover shown represents the Master Fund’s portfolio turnover for July 1, 2006 to March 31, 2007, the years ended March 31, 2008, March 31, 2009 and March 31, 2010, and the six-month period ended September 30, 2010. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 5.15%. Portfolio turnover is calculated for the period indicated.
The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies TEDI Fund LLC
Consolidated Financial Statements

PNC Alternative Strategies TEDI Fund LLC
Consolidated Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets
Investment in Master Fund	$3,158,364
Restricted cash	84,095
Receivable from Manager	52,163
Prepaid expenses	326

Total assets	3,294,948

Liabilities
Note payable for tender offers	84,095
Due to Master Fund	77,087
Administration fees payable	5,628
Chief Compliance Officer fees payable	2,435
Directors’ fees payable	1,305
Deferred compensation	750
Other accrued expenses	53,575

Total liabilities	224,875

Net assets	$3,070,073

Members’ capital
Capital	$3,310,548
Accumulated net investment loss	(424,137)
Accumulated net realized gain from investments	1,083,620
Net unrealized depreciation on investments	(899,958)

Members’ capital	$3,070,073

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies TEDI Fund LLC
Consolidated Statement of Operations (Unaudited)
Six-Month Period Ended September 30, 2010

Net investment loss allocated from Master Fund
Dividend income	$115
Expenses	(51,788)

Net investment loss allocated from Master Fund	(51,673)

Operating expenses
Legal fees	23,520
Printing fees	17,548
Audit fees	13,091
Tax expense	12,334
Administration fees	11,847
Directors’ fees	6,426
Chief Compliance Officer fees	2,855
Registration fees	2,507
Other expenses	10,948

Total operating expenses	101,076

Less:
Expense waiver/reimbursement from Manager	(89,021)

Net operating expenses	12,055

Net investment loss	(63,728)

Net realized and unrealized gain (loss) on investments allocated from Master Fund
Net realized gain from investments	106,696
Net change in unrealized appreciation/depreciation on investments	(87,350)

Net realized and unrealized gain on investments allocated from Master Fund	19,346

Net decrease in Members’ capital from operating activities	$(44,382)

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies TEDI Fund LLC
Consolidated Statements of Changes in Members’ Capital (Unaudited)
For the year ended March 31, 2010

From operating activities

Net investment loss	$(108,807)
Net realized gain from investments	272,934
Net change in unrealized appreciation/depreciation on investments	157,484

Net increase in Members’ capital from operating activities	321,611

Members’ capital transactions

Cost of Interests repurchased	(1,300,000)

Net decrease in Members’ capital from capital transactions	(1,300,000)

Members’ capital

Balance at beginning of year	3,433,796

Balance at end of year	$2,455,407

For the six-month period ended September 30, 2010

From operating activities

Net investment loss	$(63,728)
Net realized gain from investments	106,696
Net change in unrealized appreciation/depreciation on investments	(87,350)

Net decrease in Members’ capital from operating activities	(44,382)

Members’ capital transactions

Proceeds from sale of Interests	500,000
Adjustment for prior period estimated tenders *	159,048

Net increase in Members’ capital from capital transactions	659,048

Members’ capital

Balance at beginning of period	2,455,407

Balance at end of period	$3,070,073

*	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies TEDI Fund LLC
Consolidated Statement of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2010

Cash flows from operating activities

Net decrease in Members’ capital from operating activities	$(44,382)
Adjustments to reconcile net decrease in Members’ capital from operating activities to net cash provided by operating activities
Purchases of investment in Master Fund	(574,617)
Proceeds from the sale of investment in Master Fund	(159,048)
Net investment loss and realized/unrealized gain on investments allocated from Master Fund	32,327
Decrease in receivable from Master Fund for tender offers	1,100,000
Decrease in restricted cash	445,905
Increase in receivable from Manager	(10,444)
Decrease in prepaid expenses	1,038
Decrease in other receivable	4,000
Decrease in incentive fee payable	(2,927)
Increase in administration fee payable	1,878
Increase in Chief Compliance Officer fees payable	2,046
Increase in deferred compensation	500
Increase in directors’ fees payable	638
Increase in due to Master Fund	77,087
Increase in other accrued expenses	12,856

Net cash provided by operating activities	886,857

Cash flows from financing activities

Cost of Interests repurchased	(1,045,905)
Adjustment for prior period estimated tenders	159,048

Net cash used in financing activities	(886,857)

Cash

Beginning of period	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies TEDI Fund LLC
Consolidated Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Period
	ended		ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,
	30, 2010		2010	2009	2008	2007 *
Total return before incentive fee(1)	(0.28	%) (2)	9.43%	(15.64%)	0.52%	7.22%
Incentive fee	0.00	% (2)	(0.08%)	(0.01%)	(0.14%)	(0.75%)

Total return after incentive fee(1)	(0.28	%) (2)	9.35%	(15.65%)	0.38%	6.47%

Members’ capital, end of period (000’s)	$3,070		$2,455	$3,434	$4,176	$3,026

Ratios to average net assets(3)

Net investment loss ratio,
before waivers and reimbursements	(12.79	%) (4)	(6.95%)	(5.92%)	(5.57%)	(9.83	%) (4)
net of waivers and reimbursements	(5.34	%) (4)	(3.03%)	(2.79%)	(2.18%)	(3.82	%) (4)

Expense ratio before incentive fee,
before waivers and reimbursements	12.80	% (4)	6.88%	6.02%	5.69%	8.74	% (4)
net of waivers and reimbursements	5.34	% (4)	2.97%	2.89%	2.30%	2.73	% (4)

Expense ratio before incentive fee,
net of waivers and reimbursements	5.34	% (4)	2.97%	2.89%	2.30%	2.73	% (4)
Incentive fee	0.00	% (2)	0.08%	0.02%	0.02%	0.92	% (2)

Expense ratio after incentive fee, net of waivers and reimbursements	5.34	% (4)	3.05%	2.91%	2.32%	3.65	% (4)

Portfolio turnover(5)	10.72	% (2)	30.21%	15.23%	22.16%	17.52	% (2)

*	The TEDI Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has voluntarily agreed to waive certain TEDI Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	Portfolio turnover represents the Master Fund’s portfolio turnover and is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Master Fund LLC
Financial Statements

PNC Alternative Strategies Master Fund LLC
Schedule of Investments (Unaudited)
September 30, 2010

			% of
			Members’
	Cost	Value	Capital

Investment Funds*
Event-Driven
Altima Global Special Situations Fund, L.P.	$994,598	$1,067,518	6.34%
Perry Partners, L.P.	102,516	70,075	0.41

Total Event-Driven	1,097,114	1,137,593	6.75
Long/Short — Highly Hedged
Harvest Small Cap Partners Qualified L.P.	1,500,000	1,408,651	8.36
Pennant Winward Fund, L.P.(a)	1,044,329	2,226,044	13.21

Total Long/Short — Highly Hedged	2,544,329	3,634,695	21.57
Long/Short — Long-Biased
Addison Clark Fund, L.P.	1,500,000	1,586,098	9.42
Clovis Capital Partners Institutional, L.P.	1,655,937	2,032,237	12.06
Criterion Horizons Fund L.P.	1,898,593	2,058,700	12.22

Total Long/Short — Long-Biased	5,054,530	5,677,035	33.70
Long/Short — Variable Exposure
Cadian Fund, L.P.	1,880,507	2,145,286	12.73
Cobalt Partners, L.P.	1,872,533	2,044,761	12.14
Harvey SMidCap, L.P.(a)	1,459,346	1,987,634	11.80

Total Long/Short — Variable Exposure	5,212,386	6,177,681	36.67
Structured Credit
Petra Offshore Fund, L.P.(b)	1,250,000	0	0.00

Total Structured Credit	1,250,000	0	0.00

Total Investment Funds	15,158,359	16,627,004	98.69

The accompanying notes are an integral part of the financial statements.

PNC Alternative Strategies Master Fund LLC
Schedule of Investments (Continued) (Unaudited)
September 30, 2010

			% of
			Members’
	Cost	Value	Capital
Investment Funds* (continued)
Registered Investment Company
PNC Advantage Institutional Money Market Fund Institutional Shares, 0.09% (c)	$1,834,934	$1,834,934	10.89%

Total Investments	$16,993,293	$18,461,938	109.58%

*	All Investment Funds are non-income producing. See Note 6 in Notes to Financial Statements for additional information on liquidity of Investment Funds.

(a)	Fund investment fully or partially segregated to cover tender offers.

(b)	This Investment Fund has been fair valued by the Master Fund’s Pricing Committee in accordance with procedures approved by the Board of Directors.

(c)	Rate shown is the 7-day effective yield as of September 30, 2010. See Note 5 in Notes to Financial Statements.
As of September 30, 2010, the fair value of the Master Fund’s investments by country as a percentage of Members’ capital is as follows:

Country	Cost	Value
United States - 109.58%	$16,993,293	$18,461,938
The aggregate cost of investments for tax purposes is expected to be similar to book cost of $16,993,293. Net unrealized appreciation on investments for tax purposes was $1,468,645 consisting of $2,842,435 of gross unrealized appreciation and $1,373,790 of gross unrealized depreciation.
The investments in Investment Funds shown above, representing 98.69% of Members’ capital, have been fair valued in accordance with procedures established by the Board of Directors.
The accompanying notes are an integral part of the financial statements.

PNC Alternative Strategies Master Fund LLC
Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets
Investment Funds, at value (cost $15,158,359)	$16,627,004
Investment in registered investment company, at value (cost $1,834,934)*	1,834,934
Receivable from fund investments sold	327,142
Due from Feeder Funds	149,802
Receivable from Manager	34,321
Prepaid expenses	12,692
Other receivables	7,578

Total assets	18,993,473

Liabilities
Due to feeder funds for tender offers	2,001,307
Management fee payable	58,906
Directors’ fees payable	9,546
Administration fees payable	9,471
Deferred compensation	6,916
Chief Compliance Officer fees payable	2,557
Other accrued expenses	56,255

Total liabilities	2,144,958

Net assets	$16,848,515

Members’ capital
Capital	$7,337,354
Accumulated net investment loss	(3,418,916)
Accumulated net realized gain from investments	11,461,432
Net unrealized appreciation on investments	1,468,645

Members’ capital	$16,848,515

*	See Note 5 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Master Fund LLC
Statement of Operations (Unaudited)
Six-Month Period Ended September 30, 2010

Investment income
Dividend income	$648

Operating expenses
Management fees	111,802
Directors’ fees	43,194
Administration fees	37,241
Legal fees	29,520
Audit fees	13,092
Tax expense	12,573
Chief Compliance Officer fees	2,977
Printing fees	2,507
Line of credit facility fees	2,500
Other expenses	38,108

Total operating expenses	293,514

Net investment loss	(292,866)

Net realized and unrealized gain (loss) on investments
Net realized gain from investments	553,896
Net change in unrealized appreciation/depreciation on investments	(336,616)

Net realized and unrealized gain on investments	217,280

Net decrease in Members’ capital from operating activities	$(75,586)

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Master Fund LLC
Statements of Changes in Members’ Capital (Unaudited)

For the year ended March 31, 2010

From operating activities

Net investment loss	$(650,278)
Net realized gain from investments	2,015,186
Net change in unrealized appreciation/depreciation on investments	1,212,246

Net increase in Members’ capital from operating activities	2,577,154

Members’ capital transactions

Proceeds from sales of Interests	399,093
Cost of Interests repurchased	(11,765,436)

Net decrease in Members’ capital from capital transactions	(11,366,343)

Members’ capital

Balance at beginning of year	26,701,231

Balance at end of year	$17,912,042

For the six-month period ended September 30, 2010

From operating activities

Net investment loss	$(292,866)
Net realized gain from investments	553,896
Net change in unrealized appreciation/depreciation on investments	(336,616)

Net decrease in Members’ capital from operating activities	(75,586)

Members’ capital transactions
Proceeds from sale of Interests	836,804
Cost of Interests repurchased	(1,824,745)

Net decrease in Members’ capital from capital transactions	(987,941)

Members’ capital

Balance at beginning of period	17,912,042

Balance at end of period	$16,848,515

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Master Fund LLC
Statement of Cash Flows (Unaudited)
Six-Month Period Ended September 30, 2010

Cash flows from operating activities

Net decrease in Members’ capital from operating activities	$(75,586)
Adjustments to reconcile net decrease in Members’ capital from operating activities to net cash provided by operating activities
Net change in unrealized appreciation/depreciation on investments	336,616
Net realized gain from investments	(553,896)
Purchases of investments	(1,898,593)
Proceeds from sale of investments	4,006,843
Net purchase of short-term investments	(530,726)
Decrease in receivable from fund investments sold	2,429,061
Increase in due from Feeder Fund	(149,802)
Increase in receivable from Manager	(1,248)
Increase in prepaid expenses	(1,002)
Decrease in dividend income receivable	93
Decrease in other receivable	27,435
Decrease in administration fee payable	(11,729)
Decrease in management fee payable	(11,291)
Increase in Chief Compliance Officer fees payable	2,168
Increase in deferred compensation	4,332
Increase in directors’ fees payable	2,102
Increase in other accrued expenses	11,857

Net cash provided by operating activities	3,586,634

Cash flows from financing activities

Proceeds from sales of Interests	836,804
Cost of Interests repurchased	(4,423,438)

Net cash used in financing activities	(3,586,634)

Cash

Beginning of period	—

End of period	$—

The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Master Fund LLC
Financial Highlights (Unaudited)

	Six-month
	period		Year	Year	Year	Period
	ended		ended	ended	ended	ended
	September		March 31,	March 31,	March 31,	March 31,
	30, 2010		2010	2009	2008	2007 *
Total return(1)	(0.13	%) (2)	9.62%	(14.45%)	0.76%	7.84%

Members’ capital, end of period (000’s)	$16,849		$17,912	$26,701	$43,099	$50,659

Ratios to average net assets(3)
Net investment loss	(3.01	%) (4)	(2.39%)	(2.09%)	(1.71%)	(1.87	%) (4)
Net operating expenses	3.02	% (4)	2.41%	2.21%	1.85%	1.97	% (4)

Portfolio turnover rate	10.72	% (2)	30.21%	15.23%	22.16%	17.52	% (2)

*	The Master Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all the Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income and expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of income and expenses assessed to a Member’s capital account may vary from these ratios based on the timing of capital transactions.

(4)	Annualized.
The accompanying notes are an integral part of these financial statements.

PNC Alternative Strategies Funds
Notes to Financial Statements (Unaudited)
Six-Month Period Ended September 30, 2010
1.	Organization

PNC Alternative Strategies Fund LLC (the “Fund”), PNC Alternative Strategies TEDI Fund LLC (the “TEDI Fund”) and PNC Alternative Strategies Master Fund LLC (the “Master Fund”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Fund’s and TEDI Fund’s interests are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.

The Fund was formed on October 3, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Fund’s Board of Directors (the “Board”) approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the Members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $51,454,186, including its interests in the underlying investment funds to the Master Fund. The Fund owned 81.3% of the Master Fund as of September 30, 2010.

The TEDI Fund was formed on August 4, 2005 with operations commencing on July 1, 2006. The TEDI Fund invests substantially all of its investable assets into PNC Alternative Strategies Cayman Fund LDC (the “Offshore Fund”), which commenced operations on July 1, 2006. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 18.7% of the Master Fund as of September 30, 2010.

The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $51,454,186 (comprised of $50,405,002 of fund investments, $936,182 of cash, $108,658 of receivable from fund investments sold, and $4,344 of dividends receivable) from the Fund on July 1, 2006. Unrealized appreciation of $8,396,715 was included in the transfer.

A Board of Directors (the “Board”) has overall responsibility for the oversight of the operations of the Fund, TEDI Fund and Master Fund (the “Funds”) on behalf of the Members. The Board consists of persons who are not “interested persons” (as defined in the 1940 Act).

PNC Capital Advisors, LLC (the “Manager”), a Delaware limited liability company, serves as manager of the Funds pursuant to an Investment Management Agreement, each with the Fund, TEDI Fund and Master Fund, dated January 22, 2010. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). The Manager supervises the management of the day-to-day operations of the Funds subject to the supervision of the Board.

At September 30, 2010, PNC Investment Corp., an affiliate of the Manager, had capital balances in the Fund and TEDI Fund (together, the “Feeder Funds”) of $12,689,680 (80.5%) and $131,742 (4.3%), respectively, prior to any September 30, 2010 tender amounts redeemed from the respective fund.

The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Management, LLC), the “Adviser”, pursuant to an Investment Advisory Agreement dated June 30, 2006. The Adviser is registered as an investment adviser under the Advisers Act.

Generally, initial and additional subscriptions for limited liability company interests (“Interests”) by eligible Members may be accepted at such times as the Funds may determine. The Funds reserve the right to reject any subscriptions for Interests in the Funds. The Funds from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. The financial statements of the Master Fund should be read in conjunction with the financial statements of the Feeder Funds.

2.	Recent Accounting Developments

Improving Disclosures about Fair Value Measurements. In January 2010, the Financial Accounting Standards Board issued new guidance to improve disclosures about fair value measurement. The new guidance requires disclosure of significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. It also clarifies existing disclosures regarding the level of disaggregation and inputs and valuation techniques used to measure fair value for measurements that fall within Level 2 or Level 3 of the fair value hierarchy as well as the reasons for all transfers into and out of Level 3. This guidance is effective for fiscal years beginning after December 15, 2009. The Master Fund has adopted this accounting guidance effective April 1, 2010, and it has not had a material impact on the Master Fund’s Members’ capital or results of operations. The guidance also requires entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items on a gross basis rather than on a net basis), effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.

3.	Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of the significant accounting policies followed by the Funds:
A.	Portfolio Valuation

The net asset values (assets less liabilities, including accrued fees and expenses) of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Feeder Funds’ investment in the Master Fund represents substantially all of the Feeder Funds’ assets. All investments owned are carried at fair value, which is the portion of the net asset values of the Master Fund held by the Feeder Funds.

The Master Fund’s investment valuation policy is set forth below.

B.	Investment Valuation

The Master Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

In accordance with GAAP, authoritative guidance on fair value measurements and disclosure establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

• Level 2	Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. If the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term (within one quarter of the measurement date) at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem at its option from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at September 30, 2010:

Investments by Investment Strategy	Level 1	Level 2	Level 3	Total

Investment Funds
Event-Driven	$—	$—	$1,137,593	$1,137,593
Long/Short — Highly Hedged	—	3,634,695	—	3,634,695
Long/Short — Long-Biased	—	5,677,035	—	5,677,035
Long/Short — Variable Exposure	—	4,032,395	2,145,286	6,177,681
Structured Credit	—	—	—	—
Registered Investment Company	1,834,934	—	—	1,834,934

Total Investments by Investment Strategy	$1,834,934	$13,344,125	$3,282,879	$18,461,938

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted below are due to a change in liquidity of the underlying Investment Funds between the measurement dates.
The following table summarizes the changes in fair value of the Master Fund’s Level 3 investments for the six-month period ended September 30, 2010.

			Change in
			unrealized
	Balance as of	Realized gain /	appreciation /	Net purchases /	Net Level 3	Balance as of
Description	March 31, 2010	(loss)	depreciation	(sales)	transfers in/(out)	September 30, 2010

Event-Driven	$1,115,016	$(2,147)	$28,945	$(4,221)	$—	$1,137,593
Long/Short — Long-Biased	1,361,394	1,665	(61,394)	(1,301,665)	—	—
Long/Short — Variable Exposure	5,781,347	504,360	(255,730)	(2,298,593)	(1,586,098)	2,145,286

Total	$8,257,757	$503,878	$(288,179)	$(3,604,479)	$(1,586,098)	$3,282,879

			Long/Short -
		Long/Short -	Variable
	Event-Driven	Long-Biased	Exposure
Change in unrealized appreciation/depreciation included in earnings related to the securities still held at reporting date	$28,945	$0	$145,961
For the six-month period ended September 30, 2010, there have been no significant changes to the Master Fund’s fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on September 30, 2010.

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
C.	Income Recognition and Security Transactions

Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund or Master Fund. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis.

Distributions from an Investment Fund, if any, will be classified as investment income or realized gains in the Statement of Operations of the Master Fund, or alternatively, as a decrease to the cost of the Investment Fund based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

The Feeder Funds will bear, as investors in the Master Fund, their share of the income, realized and unrealized gains and losses of the Master Fund.

D.	Segregated Investments

A portion of the Feeder Funds’ investments in the Master Fund are segregated to refinance the Interests in the Master Fund. In addition, certain of the Master Fund’s investments have been segregated to finance the repurchase of Interests from tender offers.

E.	Fund Expenses

The Funds bear all expenses incurred in their businesses other than those that the Manager assumes. The expenses of the Funds include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to the Feeder Funds. In addition, the Master Fund pays the expense allocated to, and incurred by, the Feeder Funds and is reimbursed by the Feeder Funds through the redemption of Interests by the Feeder Funds.

The Investment Managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund’s investment and an incentive or performance fee based upon the Master Fund’s share of net profits in the Investment Fund. For the six-month period ended September 30, 2010, allocations/fees for these services ranged from 1.0% to 2.5% annually for management fees and ranged from 20% to 25% annually for the performance or incentive allocations.

F.	Income Taxes

The Funds intend to operate, and have elected to be treated, as partnerships for Federal income tax purposes. Each Member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Funds are subject to other filing requirements. The Funds may make payments to state and local tax agencies during the year for interest and/or penalties.

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Such payments, if any, are shown as a tax expense on each Fund’s Statement of Operations.

On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

G.	Distribution Policy

The Feeder Funds have no present intention of making periodic distributions of net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

H.	Capital Accounts

Monthly net profits or net losses of the Fund, TEDI Fund and Master Fund will be allocated to the capital accounts of the respective fund’s Members as of the last day of each month-end in accordance with Members’ respective investment percentages of the Fund, TEDI Fund or Master Fund. Net profits or net losses will be measured as the net change in the value of the Members’ capital of the respective fund during a month, or portion thereof, before giving effect to any repurchases of interest in the fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the fund, such as incentive fees and withholding taxes, other than in accordance with the Members’ respective investment percentages.

Interests or portions of Interests in Members’ capital that have been tendered and accepted by the Funds for repurchase are reclassified as liabilities in the Statement of Assets and Liabilities. A Member will continue to receive an allocation of net profits or net losses in respect to the tendered interest of the respective fund during the fiscal period through the valuation date stated in the tender offer. Variances between prior period estimated tender amounts and the final accepted amounts at valuation date are reflected as an increase or decrease to capital in the current reporting period as Capital Adjustment for Prior Period Estimated Tenders on the Statement of Changes in Members’ Capital of the Feeder Funds.

I.	Restricted Cash

The Feeder Funds hold non-interest bearing restricted cash, which serves as collateral for the notes payable for the tender offers. As of September 30, 2010, the Fund and TEDI Fund held restricted cash balances of $98,249 and $84,095, respectively.

J.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Funds’ financial statements are reasonable and prudent; however, actual results could differ from these estimates.
4.	Related Party Transactions
A.	Management Fees

The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the Members’ capital of the Master Fund as of the last day of the quarter including assets

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

B.	Incentive Fees

The Feeder Funds pay the Manager an annual incentive fee (“Incentive Fee”), payable at the fiscal period-end (the “Incentive Period”), equal to 10% of each Member’s net profits in excess of such Member’s “Loss Carryforward Amount”. The Loss Carryforward Amount for each Member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each Member’s capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

C.	Expense Limitation

Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.09% of the Fund’s average net assets. The Expense Limitation Agreement will remain in effect through June 30, 2011 and will automatically renew for successive one year periods thereafter unless the Manager, the Fund or the Fund and the Master Fund provide at least 30 days written notice of termination to the other parties. Certain operating expenses of the TEDI Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to Members.

D.	Administration and Other Fees

The Funds have also retained the Manager to serve as the administrator and pay the Manager an administration fee at an annual rate of 0.20% and 0.25% of Members’ capital of the Master Fund and Feeder Funds, respectively, plus a $15,000 flat fee for each Feeder Fund. Effective June 1, 2010, the Manager retained PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) to replace SEI Investments Global Funds Services as sub-administrator to provide administrative, accounting and investor services, as well as serve in the capacity of transfer and distribution disbursing agent for the Funds. On July 1, 2010, PNC sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). As compensation for services provided, the Manager pays BNY Mellon a fee pursuant to a written agreement between the Manager and BNY Mellon. BNY Mellon also serves as escrow agent for the Feeder Funds.

PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, replaced SEI Private Trust Company on June 1, 2010 as custodian for the Master Fund’s and Feeder Funds’ assets.

E.	Board Fees

Each Board member receives an annual retainer, payable quarterly in arrears by the Master Fund of $6,333 plus a $500 fee for each regular meeting attended, as well as a fee for special or telephonic meetings. Each Board member also receives an annual retainer of $1,000 for each Feeder Fund. The Board members will not receive any fees from the Feeder Funds for attending regular, special or telephonic Board meetings. The Co-Chairmen of the Board and the

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
Chairman of the Audit Committee also receive an additional annual retainer from the Master Fund of $3,000 and $667, respectively. The Funds also reimburse all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund, TEDI Fund and Master Fund for the six-month period ended September 30, 2010 were $43,310, $15,345 and $43,194, respectively, which includes $35,579 and $8,919 allocated from the Master Fund to the Fund and TEDI Fund, respectively.

Directors who receive fees are eligible for participation in the Funds’ Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

5.	Investment in Affiliated Registered Investment Company

Pursuant to Securities and Exchange Commission rules, the Master Fund may invest in affiliated money market funds offered by PNC Funds and PNC Advantage Funds, each an investment management company registered under the 1940 Act for which the Manager acts as investment adviser. The total net purchases of PNC Advantage Institutional Money Market Fund for the six-month period ended September 30, 2010 was $530,726.

6.	Concentration of Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

The following table summarizes the liquidity provisions related to the Master Fund’s investments in Investment Funds by investment strategy at September 30, 2010:

				Estimated
Investment Funds			Redemption	Remaining
by Investment Strategy	Fair Value	Redemption Period	Notice Period	Holding Period (2)

Event-Driven (A)
Restricted (1)	$1,137,593	Monthly	62 days	Unknown
Long/Short — Highly Hedged (B)
Unrestricted	3,634,695	Monthly - Quarterly	60 - 90 days	None
Long/Short — Long-Biased (C)
Unrestricted	5,677,035	Quarterly	45 days	None

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010

				Estimated
Investment Funds			Redemption	Remaining
by Investment Strategy	Fair Value	Redemption Period	Notice Period	Holding Period (2)

Long/Short — Variable Exposure (D)
Restricted (1)	2,145,286	Quarterly	60 days	Unknown
Unrestricted	4,032,395	Quarterly - Semi-annually	45 - 60 days	None
Structured Credit (E)
Restricted (1)	0	N/A	N/A	Unknown

(1)	As of September 30, 2010, these Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2)	Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions. For some illiquid investments, the remaining holding period is unknown and is either stated in the table or excluded from the range shown for other investments in the strategy.

(A)	In event-driven funds, Portfolio Managers use an approach that seeks to anticipate certain events, such as mergers or corporate restructurings. Such funds, which include risk-arbitrage vehicles and entities that buy distressed securities, typically employ medium-term holding periods and experience moderate volatility.

(B)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A highly hedged strategy is where a manager is typically net long exposure to the market but in a tight range of about 20–30%.

(C)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A long-biased approach tends to hold considerably more long positions than short positions.

(D)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers’ stock picking ability, on both the long and the short side, is a key to the success of these Portfolio Funds. A manager who runs a variable exposure is said to have the flexibility of being net long or short within a range of around plus/minus 25%, based on the manager’s opportunity set. Included in Cadian Fund, L.P.’s redemption terms, upon initial subscription of the investment on June 1, 2008, was a 25% gate, which is expected to be in place for the life of the investment.

(E)	In structured credit funds, Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company’s assets. The Portfolio Manager is usually the “lender of last resort” and will lend at terms that are beneficial to the Portfolio Fund.
7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

8.	Guarantor Obligations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
9.	Investment Transactions

For the six-month period ended September 30, 2010, the aggregate purchases and sales of the Master Fund by the Fund amounted to $262,187 and $1,983,793, respectively, and by the TEDI Fund amounted to $574,617 and $(159,048), respectively. For the same period, aggregate purchases and sales of investments (excluding short-term securities) by the Master Fund were $1,898,593 and $4,006,843, respectively.

10.	Tender Offer

On February 26, 2010, the Fund and TEDI Fund each offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2010. Tenders with values in the amount of $982,486 and $840,952 were received and accepted by the Fund and TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and TEDI Fund entitling the Members to a payment on or about 30 days after June 30, 2010. Members of the Fund and TEDI Fund received initial payments of $884,237 and $756,857, respectively, on August 3, 2010 and the remaining amounts will be paid promptly after completion of the Fund’s and TEDI Fund’s March 31, 2011 year-end audits.

On February 26, 2010, the Master Fund also offered to purchase in cash an amount of Interests or portions of Interest up to $2.0 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2010. Tenders with a value of $1,823,438 were received and accepted by the Master Fund from Members. Members received a payment on August 3, 2010.

On June 30, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at September 30, 2010. Tenders in the amount of $1,001,307 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to a payment on or about 30 days after September 30, 2010. Members of the Fund received initial payments of $901,177 on November 2, 2010 and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On June 30, 2010, the Master Fund also offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on September 30, 2010. Tenders with a value of $1,001,307 were received and accepted by the Master Fund from Members. Members received a payment on November 2, 2010.

On September 10, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at December 31, 2010. Tenders in the amount of $1.0 million were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial

PNC Alternative Strategies Funds
Notes to Financial Statements (Continued) (Unaudited)
Six-Month Period Ended September 30, 2010
payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2010, and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On September 10, 2010, the Master Fund also offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on September 30, 2010. Tenders with a value of $1.0 million were received and accepted by the Master Fund from Members. Members are entitled to receive a payment of $1.0 million on or about 30 days after December 31, 2010.

11.	Line of Credit

The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays an annual facility fee to Boston Private Bank & Trust Company and interest equal to one quarter of one percent of the amount of the facility outstanding. For the six-month period ended September 30, 2010, the Master Fund had no borrowings outstanding.

12.	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2010.

PNC Alternative Strategies Master Fund LLC
Board Approval of Investment Advisory Agreement (Unaudited)
September 30, 2010
The Investment Management Agreement authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. Pursuant to such authority, the Manager retained the Adviser to manage the Master Fund’s investment portfolio pursuant to an Investment Advisory Agreement. At a meeting held on June 10, 2010, the Board of Directors of the Master Fund, including all of the Independent Directors, approved the renewal of the Investment Advisory Agreement between the Master Fund, the Manager and the Adviser.
The Directors considered whether the renewal of the Investment Advisory Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Investment Advisory Agreement to the Master Fund and its members. In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities and reviewed materials received from the Adviser. The Directors considered the advisory services provided by the Adviser, including the personnel dedicated to performing services for the Master Fund and the research, due diligence and investment selection process utilized by the Adviser; the profitability of the Adviser related to providing advisory services to the Master Fund; and the operations, policies and procedures and compliance systems of the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.
In considering the nature and quality of the services provided by the Adviser, the Directors considered the investment and business operations capabilities of the Adviser. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.
With respect to the overall fairness of the Investment Advisory Agreement, the Directors considered the fee structure of the Investment Advisory Agreement and the profitability of Robeco from its association with the Master Fund. The Directors also considered that the advisory fee structure provides for incentive fees payable by the Manager to Robeco when the performance exceeds certain levels and that such fees are paid by the Manager. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Directors recognized that Robeco should be entitled to earn a reasonable level of profits for the services it provides. The Directors recognized that the negotiation of the subadvisory fee is an arms’ length transaction between the Manager and Robeco. The Directors noted that because the assets of the Master Fund had not yet grown to the point where real economies of scale could be realized, there was no basis to consider a change in the advisory fee structure.
Based on their evaluation of all material factors, including those described above, the Directors concluded that, given the services that the Adviser would provide to the Master Fund under the Investment Advisory Agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and reasonable and the approval of the continuation of the Investment Advisory Agreement would be in the best interests of the Master Fund and its members.

PNC Alternative Strategies Funds
Other Information (Unaudited)
September 30, 2010
Portfolio Holdings Disclosure
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission’s website at http://www.sec.gov.

Manager and Administrator
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201
Adviser
Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022
Sub-Administrator
BNY Mellon Investment Servicing (US) Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Custodian
PFPC Trust Company
8800 Tinicum Boulevard, 4th floor
Philadelphia, Pennsylvania 19153

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Robeco Investment Management, Inc. (“Robeco”), a corporation organized under the laws of Delaware, is the investment adviser of the Registrant. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. As of March 31, 2010, Robeco had approximately $19.2 billion in assets under management. The Robeco-Sage division of Robeco had approximately $1.3 billion in assets under management. The Adviser’s offices are located at 909 Third Avenue, New York, NY 10022.
     The day-to-day management of the Registrant’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser and Andrew Rudolph, Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser. Investment decisions for the Registrant are made with the oversight of the Adviser’s Investment Committee, comprised of:
Jill E. Schurtz, as Chairman of the Investment Committee, Ms. Schurtz is responsible for investment manager selection and determination of each manager’s overall “portfolio fit.”
Ms. Schurtz joined the Adviser in January 2008 and served as the firm’s Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she worked from July 2006 to November 2007 at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm’s offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, including from September 2003 to July 2006 focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of investment industry experience and is admitted to practice law in New York and Illinois.
Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. As a member of the Investment Committee, Mr. Platkin is responsible for manager selection, oversight of onsite manager due diligence, ongoing monitoring of managers and portfolio construction decisions, including strategy allocations, individual position sizes and exposure levels. He is ultimately responsible for the overall performance of the Investment Analyst Team.
Mr, Platkin joined Robeco in 2003 as its Chief Investment Officer. Prior to joining the Adviser, he spent 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University. He has 22 years of investment industry experience.
Darren S. Wolf, CFA, Principal of the Robeco-Sage division of the Adviser. As the Head of Research and a member of the Investment Committee, Mr. Wolf is responsible for manager selection and portfolio construction. He is also responsible for oversight of onsite manager due diligence and ongoing monitoring of managers and serves as coordinator of and mentor to the Investment Analyst Team.
Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has more than nine years of investment industry experience.
Glenn Sloat, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser. As the Director of Operational Due Diligence and a veto holding member of the Investment Committee, Mr. Sloat is responsible for the initial due diligence and ongoing monitoring of all non-investment aspects of prospective and current managers, including financial controls, operational processes, compliance, service providers, systems and infrastructure, financing and personnel.
Mr. Sloat joined Robeco-Sage in 2006. Mr. Sloat’s career has been dedicated to operations, operations management and management consulting at some of the industry’s leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch. From 2003 to 2006, Mr. Sloat served as a Client Relationship Manager at JP Morgan Chase. Mr. Sloat’s diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending. Mr. Sloat holds a B.S. degree in finance and marketing from SUNY Albany and an M.B.A. degree in finance and information technology from New York University, Stern School of Business. He has 20 years of investment industry experience.
Andrew Rudolph, Senior Vice President of the Robeco-Sage division of the Adviser. As the Long/Short Equity Sector Head, Senior Long/Short Equity Analyst and member of the Investment Committee, Mr. Rudolph has primary responsibility for forming macro views regarding the L/S Equity sector, identifying and monitoring underlying hedge fund managers, and formulating and presenting investment recommendations.
Mr. Rudolph joined Robeco-Sage in 2009 as Sector Head for Long/Short Equity strategies. Prior to joining the firm, from February 2007 through December 2008 he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, from October 2004 through January 2007, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of investment industry experience.
(a)(2) The following table sets forth information about funds and accounts other than the Registrant for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2010.

					Other Accounts
	Registered Investment		Pooled Investment Vehicles		Managed
	Companies Managed by		Managed		by the Portfolio
	the Portfolio Manager		by the Portfolio Manager		Manager
Name of Fund’s Portfolio
Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	9	$267,953,000	9	$1,009,164,000	1	$21,973,000
Darren S. Wolf	9	$267,953,000	9	$1,009,164,000	1	$21,973,000
Jill Schurtz	9	$267,953,000	9	$1,009,164,000	1	$21,973,000
Glenn Sloat	9	$267,953,000	9	$1,009,164,000	1	$21,973,000
Andrew Rudolph	9	$267,953,000	9	$1,009,164,000	1	$21,973,000

	Registered Investment		Pooled Investment Vehicles		Other Accounts
	Companies Managed by the		Managed by the		Managed by the Portfolio
	Portfolio Manager		Portfolio Manager		Manager
						Total Assets
	Number with	Total Assets with	Number with	Total Assets with	Number with	with
Name of Fund’s	Performance-	Performance-	Performance-	Performance-	Performance-	Performance-
Portfolio Manager	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
Paul S. Platkin	1	$18,940,000	4	$143,921,000	0	N/A
Darren S. Wolf	1	$18,940,000	4	$143,921,000	0	N/A
Jill Schurtz	1	$18,940,000	4	$143,921,000	0	N/A
Glenn Sloat	1	$18,940,000	4	$143,921,000	0	N/A
Andrew Rudolph	1	$18,940,000	4	$143,921,000	0	N/A
     Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.
     The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager’s management of the Registrant and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.
The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes
(a)(3) The Adviser’s compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers’ compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, investment performance of the Registrant and of other accounts managed by the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans, and, beginning in 2009, a part of all employees’ bonuses were paid in deferred compensation.
     The Adviser believes that its compensation packages are sufficient to attract and retain the highest quality employees. The compensation packages are competitive with those in the industry and they have been able to attract key senior-level people and retain key employees since they began managing the Registrant.
     The bonuses for portfolio managers are not tied to performance of any account or accounts managed by the Adviser.

(a)(4) As of October 31, 2010, no portfolio manager was the beneficial owner of any securities in the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Registrant Purchases of Equity Securities

Period (Valuation Date)	Amount Purchased
June 30, 2010	$1,823,438	[1]
September 30, 2010	$1,001,307	[2]

[1]	On February 26, 2010, the Registrant offered to purchase in cash an amount of Interests or portions of Interest up to $2.0 million of Members’ capital tendered by Members of the Fund at a price equal to the net asset value at June 30, 2010. The offer to purchase expired on March 30, 2010.

[2]	On June 30, 2010, the Registrant offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of Members’ capital tendered by Members of the Fund at a price equal to the net asset value at September 30, 2010. The offer to purchase expired on July 30, 2010.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) PNC Alternative Strategies Master Fund LLC

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date November 23, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date November 23, 2010

By (Signature and Title)*	/s/ John Kernan John Kernan, Treasurer
(principal financial officer)

Date November 23, 2010

*	Print the name and title of each signing officer under his or her signature.